SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 19, 2001

                            WAYPOINT FINANCIAL CORP.
               (Exact Name of Registrant as Specified in Charter)

         Pennsylvania                  0-22399                     25-1872581
(State or Other Jurisdiction      (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


235 N. Second Street, Harrisburg, PA                                     17101
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:           (717) 236-4041



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Items 1, 2, 3, 4 and 6:             Not Applicable

Item 5.           Other Events

         On September 19, 2001, Waypoint Financial Corp. (the "Registrant") received regulatory approval to repurchase up to 5% of its outstanding common stock, or 1,957,920 shares. A copy of the press release is filed as exhibit 99.1 hereto.

Item 7.           Financial Statements, Pro Forma Financial Information, and
                  Exhibits

Exhibit 99.1      Press release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              WAYPOINT FINANCIAL CORP.



DATE: September 21, 2001                By:   \s\ Charles C. Pearson, Jr.
                                              ----------------------------------
                                              Charles C. Pearson, Jr.
                                              Co-Chairman and Chief Executive
                                              Officer
                                              (Duly authorized representative)